UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2008

General DataComm Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8086	06-0853856
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

6 Rubber Avenue, Naugatuck, CT	06770
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203)-729-0271

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement

On November 25, 2008, the Company sold additional receivables with a face value of $256,228 for an aggregate purchase price of  $250,000 to Howard S. Modlin, its Chief Executive Officer, pursuant to the same terms and conditions as the Receivable Sales Agreement dated October 24, 2008 previously filed with the Securities and Exchange Commission as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General DataComm Industries, Inc.
(Registrant)

By: /S/ William G. Henry
____________________________
William G. Henry
Vice President, Finance and
Principal Financial Officer

December 1, 2008